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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2009
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Monmouth Real Estate Investment Corporation
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation)	001-33177 (Commission File Number	22-1897375 (IRS Employer Identification No.)

Juniper Business Plaza, Suite 3-C 3499 Route 9 North Freehold, New Jersey (Address of principal executive offices)	07728 (Zip Code)

Registrant's telephone number, including area code: (732) 577-9996

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Monmouth Real Estate Investment Corporation (the "Company") entered into a purchase agreement dated October 15, 2009 with certain institutional investors pursuant to which the Company agreed to sell up to a total of 1,730,200 shares of its common stock, par value $0.01 per share ("Common Stock"), in a registered offering at a purchase price of $6.50 per share.  The Company's total net proceeds from the offering, after deducting the placement agent's fee and other estimated offering expenses, will be approximately $10,500,000.  The offering is expected to close on or about October 20, 2009, subject to satisfaction of customary closing conditions.  The Company intends to use all of the net proceeds to purchase additional properties in the ordinary course of our business and for general corporate purposes.

In connection with the offering, the Company entered into a placement agent agreement dated October 15, 2009 with CSCA Capital Advisors, LLC ("CSCA") pursuant to which CSCA agreed to act as the Company's placement agent.  As placement agent, CSCA will receive a placement agent fee equal to 5.0% of the gross proceeds from the offering, plus certain expenses.  In the ordinary course of business, CSCA and/or its affiliates have engaged, and may in the future engage, in financial advisory, investment banking and other transactions with the Company for which customary compensation has been, and will be, paid.

The Common Stock is being offered and sold pursuant to the Company’s prospectus supplement dated October 15, 2009 (the “Prospectus Supplement”) and supplements the Company’s prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to a Registration Statement on Form S-3 (File No.  333-161668), filed with the SEC on September 1, 2009, and declared effective on September 14, 2009 (the “Registration Statement”).  The Common Stock is described in the Company’s Registration Statement.

The foregoing summaries of the terms of the purchase agreement and placement agent agreement are only a brief description of certain terms therein, do not purport to be a complete description of the rights and obligations of the parties thereunder, and are qualified in their entirety by such documents attached hereto.  A copy of the form of purchase agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.  A copy of the placement agent agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

Item 7.01 FD Disclosure.

The Company issued a press release concerning the offering on October 15, 2009.  The press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

In connection with the offering of the Common Stock, the Company is filing certain exhibits as part of this Form 8-K that are incorporated by reference in their entirety into the Registration Statement as indicated in Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Placement Agent Agreement dated as of October 15, 2009 by and between Monmouth Real Estate Investment Corporation and CSCA Capital Advisors, LLC. *

5.1	Opinion of Husch Blackwell Sanders LLP as to the legality of the securities being issued by the Company. *

10.1	Form of Purchase Agreement. *

23.1	Consent of Husch Blackwell Sanders LLP to the filing of Exhibit 5.1 herewith (included in its opinions filed as Exhibit 5.1). *

23.2	Consent of Venable LLP. *

99.1	Press Release dated October 15, 2009.

*	Incorporated by reference to the Form S-3 filed by the Company with the Securities and Exchange Commission on September 1, 2009 (333-161668).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

Date: October 15, 2009	By:	/s/ Eugene W. Landy
Name Eugene W. Landy
Title President and Chief Executive Officer

Exhibit Index

1.1	Placement Agent Agreement dated as of October 15, 2009 by and between Monmouth Real Estate Investment Corporation and CSCA Capital Advisors, LLC. *

5.1	Opinion of Husch Blackwell Sanders LLP as to the legality of the securities being issued by the Company. *

10.1	Form of Purchase Agreement. *

23.1	Consent of Husch Blackwell Sanders LLP to the filing of Exhibit 5.1 herewith (included in its opinions filed as Exhibit 5.1). *

23.2	Consent of Venable LLP. *

99.1	Press Release dated October 15, 2009.

*	Incorporated by reference to the Form S-3 filed by the Company with the Securities and Exchange Commission on September 1, 2009 (333-161668).